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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                  ----------

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  July 18, 1996

                                  VIACOM INC.
             ----------------------------------------------------
             Exact name of registrant as specified in its charter

    Delaware                         1-9553                         04-2949533
- ---------------                    ----------                       ----------
(State or other                    Commission                        (I.R.S.
jurisdiction                          File                           Employer
of incorporation)                   Number)                       Identification
                                                                       No.)


   1515 Broadway, New York, New York                               10036
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(Address of principal executive offices                          (Zip Code)


Registrant's telephone number,including Area code:     (212) 258-6000


                               Page 1 of 4 Pages
                        Exhibit Index Appears on Page 4

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Item 5.  Other Events

        The information included herein is being filed solely in connection with the Registration Statement on Form S-4 (Reg. No. 33-64467) of Viacom International Inc. and the Offering Circular-Prospectus dated June 24, 1996 (the "Offering Circular-Prospectus") contained therein. On July 18, 1996, Viacom Inc. ("Viacom") announced that the TCI Exchange Rate (as defined in the Offering Circular-Prospectus) is 4.810. Accordingly, each share of VII Cable Preferred Stock (as defined in the Offering Circular-Prospectus) will be exchangeable, in whole or in part, at the option of the holder thereof, at any time after the fifth anniversary of issuance, unless previously redeemed, for Tele-Communications, Inc. Series A TCI Group Common Stock, par value $1.00 per share ("TCI Stock") at the rate of 4.810 shares of TCI Stock for each share of VII Cable Preferred Stock exchanged. The TCI Exchange Rate will be subject to adjustment as described in the Offering Circular-Prospectus.

List of Exhibits
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Exhibit
Number       Description
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99.1         Press Release issued by Viacom Inc. dated July 18, 1996
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                                   SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         VIACOM INC.
                         Registrant

Date:  July 19, 1996     By:  /s/ Michael D. Fricklas
                              ---------------------------
                         Title:   Senior Vice President, Deputy
                                  General Counsel
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                                 EXHIBIT INDEX
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Exhibit No.     Description
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99.1            Press Release issued by Viacom Inc. dated July 18, 1996